                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): APRIL 22, 2003



                              THE MEDICINES COMPANY
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  000-31191                   04-3324394
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


            8 CAMPUS DRIVE
        PARSIPPANY, NEW JERSEY                                           07054
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616


                   5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.          Description
      -----------          -----------
         99.1              Press release dated April 22, 2003 entitled "The Medicines
                           Company Reports First Quarter 2003 Financial Results."


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On April 22, 2003, The Medicines Company (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is filed as Exhibit
99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MEDICINES COMPANY


Date:  April 22, 2003                  By:  /s/ Steven H. Koehler
                                            --------------------------
                                            Steven H. Koehler
                                            Vice President and Chief Financial
                                            Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press release dated April 22, 2003 entitled "The Medicines
                   Company Reports First Quarter 2003 Financial Results."